UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuantto Section 13 or 15(D) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2012

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 21, 2012, we issued a press release announcing our results of operations for the fourth quarter and full year ended December 31, 2011.  A copy of such release is annexed hereto as an exhibit.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description

99.1	February 21, 2012 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: February 20, 2012	By: /s/ JOEL M. BENNETT
Joel M. Bennett, CFO

Exhibit Index

Exhibit	Description
99.1	February 21, 2012 Press Release